SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                         [X]

Filed by a Party other than the Registrant                      [   ]

Check the Appropriate Box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))                   [   ]

[X]      Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        The Principled Equity Market Fund
              (formerly called the "Principled Equity Index Fund")
                (Name of Registrant as Specified in Its Charter)

                        The Principled Equity Market Fund
              (formerly called the "Principled Equity Index Fund")
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4) Proposed maximum aggregate value of transaction:



         (5)      Total fee paid:



[   ]    Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                                              May  7, 1999


Dear Shareholder,

         We are writing to inform you that a special meeting of the shareholders of the Principled Equity Market Fund will be held on May 25, 1999. A Proxy Statement with respect to the meeting accompanies this letter.

         The meeting is being held for the sole purpose of re-approving the Fund's sub-advisory agreement with PanAgora Asset Management Company.


         The reapproval is made necessary by a change in ownership of 50% of PanAgora's common stock. The Investment Company Act of 1940 provides that such a transaction terminates the Fund's sub-advisory agreement with PanAgora and requires that it be re-approved by the Fund's shareholders.


         You are, of course, invited to attend the meeting in person. However, since most mutual fund shareholders generally are unable to attend shareholders' meetings, we ask you to take a few minutes to fill out the enclosed proxy card and indicate your preferences with respect to reapproving the contract with PanAgora, and your intentions with respect to attending the meeting in person. Even if you plan to attend the meeting it would be wise to execute and return your proxy so that if, at the last moment, you find you are not able to attend, your shares still will be represented.

         We realize that it will take time to read the proxy statement, but your vote is important, so please review it, and sign and return your proxy card in the enclosed pre-addressed envelope. If the Fund does not receive sufficient proxies to achieve a quorum within a reasonable period of time, representatives of the Fund may need to contact the shareholders and request that they vote their shares.

         If you execute a proxy and subsequently wish to change it or to vote your shares in person at the meeting, you may do so any time prior to the recording of the vote at the meeting.

         The Board of Trustees has approved the sub-advisory agreement and recommends that you vote for this proposal. If you have any questions about this proxy, please call 1-800-344-3435.

         Thank you for participating in this important process.

                                            Sincerely,



                                            David W.C. Putnam
                                            President and Secretary
                                            The Principled Equity Market Fund

                        THE PRINCIPLED EQUITY MARKET FUND
                         Langley Place, 10 Langley Road
                       Newton Centre, Massachusetts 02459


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held on May 25, 1999


To the Shareholders of The Principled Equity Market Fund:

         NOTICE IS HEREBY GIVEN That a Special Meeting of Shareholders of The Principled Equity Market Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of the Fund on May 25, 1999 at 10:00 a.m. Eastern Time and any adjournments thereof (collectively the "Special Meeting") for the following purposes:

1. To approve or disapprove a new investment sub-advisory agreement to be entered into with PanAgora Asset Management, Inc. with respect to the Fund.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


         The Board of Trustees has fixed the close of business on April 27, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

                                        By order of the Board of Trustees


                                        David W.C. Putnam
                                        Secretary


May  7, 1999


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense to the Series involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the Registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the Registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

Registration                                                                    Valid Signature

Corporate Accounts

(1)  ABC Corp...................................................................ABC Corp.
(2)  ABC Corp...................................................................John Doe, Treasurer
(3)  ABC Corp.
              c/o John Doe, Treasurer...........................................John Doe
(4)  ABC Corp. Profit Sharing Plan..............................................John Doe, Trustee

Trust Accounts

(1)  ABC Trust..................................................................Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
              u/t/d 12/28/78....................................................Jane B. Doe

Custodial or Estate Accounts

(1)  John B. Smith, Cust.
              f/b/o John B. Smith, Jr. UGMA.....................................John B. Smith
(2)  Estate of John B. Smith....................................................John B. Smith, Jr.,
                                                                                Executor

                        THE PRINCIPLED EQUITY MARKET FUND

                         Langley Place, 10 Langley Road
                       Newton Centre, Massachusetts 02459

                         SPECIAL MEETING OF SHAREHOLDERS
                                  May 25, 1999

                                 PROXY STATEMENT



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Principled Equity Market Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern Time on May 25, 1999 at the offices of the Fund, Langley Place, 10 Langley Road, Newton, Massachusetts 02459, and any adjournments thereof (collectively, the "Special Meeting"). A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying proxy card are first being sent or given to shareholders on or about May 7, 1999. In addition to solicitations of proxies by mail, beginning on or about May 16, 1999, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund; regular employees of F.L. Putnam Investment Management Company, the Fund's manager (the "Manager"), Cardinal Investment Services, Inc., 579 Pleasant Street, Paxton, Massachusetts 01612, the Fund's administrator, transfer agent and dividend disbursing agent; or other representatives of the Fund. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund's most recent annual and semi-annual report are available to shareholders upon request without charge by writing or by calling the Fund at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 or 1-800-344-3435.


         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address before the date of the Special Meeting.

         The proposal to be acted on by the shareholders of the Fund is the consideration of a new investment sub-advisory agreement between the Manager and PanAgora Asset Management, Inc.
("PanAgora" or the "Sub-Adviser").

         The Trustees do not know of any actions to be considered at the Meeting other than this proposal. If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.


         Under the Fund's Bylaws, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

         The Board has fixed the close of business on April 27, 1999 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, 1,810,557.156 Shares of the Fund were outstanding.

         As of April 27, 1998, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the Shares of the Fund. To the Fund's knowledge, the following shareholders own beneficially or of record 5% or more of the outstanding shares of the Fund as of April 27, 1999:



                  Name                                    Percentage of Shares
Mercy Health Corporation of Pennsylvania                             12.21%

Mercy Hospital of Pittsburgh, Pennsylvania                           12.21%

Sisters of Mercy,                                                    12.21%
Pennsylvania

                  Name                                     Percentage of Shares
St. Joseph's Hospital,                                               12.36%
Atlanta, Georgia

Bankers Trust Co.                                                    11.04%
(as nominee for Mercy Hospital, Portland, Maine)
Jersey City, New Jersey

Dusoe Co.                                                            24.07%
(as nominee for SSB)
Boston, Massachusetts

Mercury Co.                                                          9.92%
(as nominee for IBT)
Boston, Massachusetts



         In order that your Shares may be represented at the Special Meeting, you are requested to:

         -        indicate your instructions on the enclosed proxy card;

         -        date and sign the proxy card;

          - mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

          - allow sufficient time for the proxy card to be received on or before 10 a.m. Eastern Time on May 25, 1999.



                         REASON FOR THE SPECIAL MEETING

         The Manager is the investment adviser and business manager of the Fund pursuant to a Management Agreement dated October 7, 1996 (the "Management Agreement"). Its principal place of business is at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459. The Manager is a wholly-owned subsidiary of F.L. Putnam Securities Company, Incorporated, a financial services holding company. Substantially all of the voting stock of F.L. Putnam Securities Company, Incorporated is held by David W.C. Putnam, a Trustee of the Fund, and members of his family. Its principal offices are at Two City Center, Portland, Maine 04101. The Manager has not been paid a fee for its services since the Fund's inception.


         Pursuant to its authority under the terms of the Management Agreement, the Manager previously executed an investment sub-advisory agreement with PanAgora dated October 7, 1996 (the "Previous Sub-Advisory Agreement"). The form of Previous Sub-Advisory Agreement was approved by John Hand as the sole shareholder of the Fund on or about July 6, 1994.


         At the time when the Previous Sub-Advisory Agreement was entered into, fifty percent of PanAgora's outstanding voting stock was owned by Nippon Life Insurance Company ("Nippon Life"), and the remaining fifty percent was owned by Lehman Brothers, Inc. ("Lehman"). On November 25, 1997, Putnam Investments, Inc. ("Putnam") signed a purchase and sale agreement with Lehman pursuant to which Putnam purchased Lehman's entire holdings of PanAgora stock. Putnam, which has no affiliation with the Manager, acquired 50% of the outstanding voting stock of PanAgora after the transaction was consummated. PanAgora's operations were not substantially changed as a result of the sale. The only significant change resulting from the sale which affected the Fund was that Putnam became a 50% owner of PanAgora.

         Under the Investment Company Act of 1940 (the "1940 Act"), an assignment is defined as any direct or indirect transfer of a contract by the assignor, or of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. An investment advisory agreement, including a sub-advisory agreement, is automatically terminated in the event of an assignment.

         The sale of Lehman's interest in PanAgora to Putnam was presumed to be an indirect change of control of PanAgora, and was, therefore, an assignment of the Previous Sub-Advisory Agreement under the 1940 Act. As a result, the Previous Sub-Advisory Agreement was terminated as of February 13, 1998, the effective date of the sale. Since that date, the Manager has assumed responsibility for the Fund's portfolio, but PanAgora has provided consulting services at no charge. The Trustees believe that it would be in the Fund's best interests to enter into a new investment sub-advisory agreement with PanAgora. In accordance with the 1940 Act, the new sub-advisory agreement must be approved by a majority of the outstanding Shares of the Fund.

         After considering the various factors detailed below, the Trustees approved the Fund's new investment sub-advisory agreement with PanAgora. The shareholders are asked to vote upon the new sub-advisory agreement.

                       THE PROPOSED SUB-ADVISORY AGREEMENT

TO APPROVE OR DISAPPROVE A NEW INVESTMENT SUB-ADVISORY TO BE ENTERED INTO WITH PANAGORA ASSET MANAGEMENT, INC. WITH RESPECT TO THE FUND


                             SUMMARY OF THE PROPOSAL

         Based  on  an  analysis  of  factors   described  below  and  upon  the
recommendation of the Manager, the Trustees of the Fund have approved the Manager's execution of a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") with PanAgora. The New Sub- Advisory Agreement contains substantially the same terms and conditions as the Previous Sub- Advisory Agreement. Subject to shareholder approval, the New Sub-Advisory Agreement will become effective at the close of business on May 25, 1999, and will have an initial duration of two years and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Trustees who are not interested persons of the Fund (as the term is used in the 1940 Act) (the "Independent Trustees") or by a majority vote of the outstanding voting Shares of the Fund.


                           INFORMATION ABOUT PANAGORA

         PanAgora is an investment adviser registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. It has offices at 260 Franklin Street, Boston, Massachusetts 02110 and affiliated offices in London, England. As discussed above, fifty percent of PanAgora's outstanding voting stock is owned by Nippon Life, 2-2 Yurakucho 1-chrome
Chiyoda-KU, Tokyo, 100, Japan, and the remaining 50% is owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109.

         PanAgora specializes in quantitative investment techniques and is staffed by personnel substantially experienced in various techniques of investment management. As of December 31, 1998, PanAgora managed or administered approximately $16.5 billion in assets.

         The principal executive officers and the directors of PanAgora are set forth in Appendix A to this Proxy Statement.

No Trustee or officer of the Fund is an officer, employee, director or security holder of PanAgora or has any other material direct or indirect interest in PanAgora or in PanAgora's parents or affiliates.

             EVALUATION BY THE TRUSTEES AND REASONS FOR THE PROPOSAL


         At a meeting on March 25, 1998, the Trustees reviewed and considered various factors presented by a PanAgora representative. The Trustees considered such information as they deemed reasonably necessary to enable them to evaluate entering into a New Sub-Advisory Agreement with PanAgora. The Trustees, including a majority of the Independent Trustees, voted to submit the proposed Sub-Advisory Agreement to the shareholders of the Fund.


         The representative discussed the Fund's investment performance from inception to December 31, 1997, PanAgora and its affiliates, and responded to questions from the Trustees. He explained that the new ownership of PanAgora was not going to change its operations.

         The material factors considered by the Trustees were: the nature and quality of services rendered by PanAgora; PanAgora's performance under the Previous Sub-Advisory Agreement; the performance of similar funds advised by PanAgora; the amount of sub-advisory fees to be paid; PanAgora's financial strength and insurance coverage; PanAgora's investment advisory experience and reputation; PanAgora's code of ethics and compliance controls; and administrative support services. The Trustees also considered the fact that there were no material differences between the terms of the New Sub-Advisory Agreement and the terms of the Previous Sub-Advisory Agreement.

         A significant factor that the Trustees considered was that the Fund would receive the benefit of sub-advisory services of the same quality, scope and cost as provided before the termination of the Previous Sub-Advisory Agreement and that the management of PanAgora had not changed as a result of the reorganization. The Trustees also noted that the portfolio manager who originally had managed the Fund under the Previous Sub-Advisory Agreement had returned to PanAgora. The Trustees were also satisfied that PanAgora (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Fund, and (2) had the personnel, financial resources and standing in the financial community to enable it to discharge its duties under the New Sub-Advisory Agreement adequately.

         After careful consideration, the Trustees, including the Independent Trustees, believe that entering into a sub-advisory relationship with PanAgora is in the best interests of the Fund and of its shareholders, and therefore, voted to approve the New Sub-Advisory Agreement.

              TERMS OF THE PREVIOUS AND NEW SUB-ADVISORY AGREEMENTS

         PanAgora served as the Fund's investment sub-adviser since the Fund commenced operations. Under the Previous Sub-Advisory Agreement, PanAgora received a sub-advisory fee from the Manager at the annual rate of .15% of the average monthly net assets of the Fund. The sub-advisory fee was accrued and paid monthly. Before the Previous Sub-Advisory Agreement was terminated, PanAgora earned a sub-advisory fee of $25,835 for its services to the Fund for the fiscal year ended December 31, 1997 and $3,918 during the period from January 1, 1998 through February 12, 1998.

         The description of the New Sub-Advisory Agreement in this Proxy Statement is qualified entirely by reference to the actual New Sub-Advisory Agreement, attached hereto as Exhibit A and marked to show changes from the Previous Sub-Advisory Agreement. The terms of the New Sub-Advisory Agreement are identical in all material respects to the Previous Sub-Advisory Agreement except for its execution date, effective date, and termination date. The management and advisory services to be provided by PanAgora under the New Sub-Advisory
Agreement are identical to those provided by PanAgora under the Previous Sub-Advisory Agreement.

         Pursuant to the terms of the New Sub-Advisory Agreement, PanAgora will be responsible for investment and management of the Fund's securities using a list of Acceptable securities (as defined in the Fund's prospectus) provided by the Manager. PanAgora is responsible for making investment decisions, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions with brokers and dealers selected by PanAgora or the Manager. See "Portfolio Transactions."

         Fees and Expenses

         PanAgora will receive .15% of the average monthly net assets of the Fund, the same fee as under the Previous Sub-Advisory Agreement.

         Duration

         Pursuant to its terms, the New Sub-Advisory Agreement will remain in effect for two years following its date of execution, provided that the Agreement has been approved by shareholders of the Fund. It will continue in effect thereafter so long as its continuance is specifically approved annually by either a majority of the Fund's Trustees or a majority of the outstanding voting securities of the Fund, provided that, in either event, the continuance also is approved by at least a majority of the Independent Trustees, who are not parties to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         Limitation of Liability


         As in the Previous Sub-Advisory Agreement, PanAgora is not liable to the Fund or to the Manager for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         Termination; Assignment

         The New Sub-Advisory Agreement can be terminated, without penalty, by the Manager on at least thirty days' (but no more than sixty days) written notice to PanAgora or by PanAgora on at least thirty days' (but no more than sixty days) written notice to the Manager. The Fund can also terminate the New Sub-Advisory Agreement, by either a majority vote of the outstanding voting shares of the Fund or a resolution of the Trustees, on at least thirty days' (but no more than sixty days) written notice to the other party. The New
Sub-Advisory Agreement will automatically terminate in the event of its Assignment.


                             PORTFOLIO TRANSACTIONS

         Subject to the supervision of the Trustees, the Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Over- the-counter stocks and bonds are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. Orders are placed directly with a principal market maker unless equal or better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokerage commissions are paid on transactions in listed securities, options, futures contracts and options thereon.

         The Fund may, from time to time, place brokerage transaction with a broker that may be considered an affiliated person of the Fund or the Manager or the Sub-Adviser. When such transactions are made, in accordance with Rule 17e-1 under the 1940 Act, commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

         The Manager and the Sub-Adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and negotiating commissions, the Manager or the Sub-Adviser consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide research or statistical material or other services to the Fund or to the Manager or the Sub-Adviser. The Manager and the Sub-Adviser are of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not reduce expenses but may benefit the Fund by supplementing the research of the Manager and the Sub-Adviser.

         The Manager and the Sub-Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Fund effects its securities transactions may be used by them in servicing all of their accounts. In their opinion, it is not possible to measure separately the benefits from research services to each of its accounts, including the Fund. They will attempt to allocate equitably portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and another account. In making such allocations between the fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of the Manager and the Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of the Fund.

         All brokerage commissions will be allocated by the Sub-Adviser according to the foregoing policies. The Fund paid brokerage commissions to securities dealers in the amount of $8,100 for the fiscal year ended December 31, 1998.


                                  REQUIRED VOTE

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority" of the outstanding voting shares of the Fund. Majority, as defined in the 1940 Act, means the lesser of: (a) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Fund ("Majority Vote").

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT
TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.


                   ADDITIONAL INFORMATION CONCERNING THE FUND

         Submission of Shareholder Proposals

         The Fund is not required to, and does not intend to, hold annual meetings of its shareholders. Anyone wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459, such that they will be received in a reasonable period of time before any such meeting.

         Shareholders' Request for Special Meeting

         Shareholders holding at least 25% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Fund's shareholders for the purpose of voting on the removal of any Trustee. Meetings of the Fund's shareholders for any other purpose will also be called by the Secretary when requested in writing by shareholders holding at least 25% of the Shares then outstanding.



May  7, 1999



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                   Appendix A

The names and addresses of the executive officers and directors of PanAgora Asset Management, Inc. are as follows:

Name and
Position with Pan Agora                                                Address


Bruce Clarke                                                    260 Franklin Street
President, Chief Operating Officer and a                        Boston, Massachusetts 02110
Director
Michael Turpin                                                  260 Franklin Street
Treasurer and Director of Finance and                           Boston, Massachusetts 02110
Administration
John F. Boneparth                                               260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Gary N. Coburn                                                  260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Irene Esteves                                                   260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Hideichiro Kobayashi                                            260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Tadashi Minagawa                                                260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Toru Morishige                                                  260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Tadao Nishioka                                                  260 Franklin Street
Director                                                        Boston, Massachusetts 02110
Steven Spiegel                                                  260 Franklin Street
Director                                                        Boston, Massachusetts 02110


                                                                      EXHIBIT A


                    DOUBLE-UNDERLINED LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED


                             SUB-ADVISORY AGREEMENT

     AGREEMENT made as of this [7th day of October, 1996] May 25, 1999, by and between PanAgora Asset Management, Inc. (the "Sub-Adviser"), and F. L. Putnam Investment Management Company, (the "Manager").

                                               W I T N E S S E T H :

         WHEREAS, the Principled Equity Market Fund, a Massachusetts business trust (the "Fund"), is engaged in business as a closed-end management investment company and is so registered under the Investment Company Act of 1940, as amended; and

         WHEREAS, each of the Manager and the Sub-Adviser is engaged in the business of rendering investment advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Fund desires to retain the Manager to furnish management services and the Manager desires to retain the Sub-Advisor to furnish certain of such services, with the approval of the Fund;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

(a)      Services Rendered and Expenses Paid by the Sub-Adviser.

         The Sub-Adviser, subject to the control, direction and supervision of the Board of Trustees of the Fund and in conformity with applicable laws, this Agreement, the Fund's Declaration of Trust, By-Laws, registration statements and amendments thereto, prospectuses and statements of additional information as in effect from time to time, and stated investment objectives, policies and restrictions, shall, at its own expense:

         (i) with full discretion manage the investment and reinvestment of securities which have been selected by the Manager and designated by the Manager as Acceptable securities as described in the Fund's current prospectus from time to time; and

         (ii) with full discretion place all orders for the purchase and sale of such investments and, as requested by the Manager from time to time, other investments for the Fund's account with brokers or dealers selected by the Sub-Adviser or the Manager.

(b) In performing the services described in sub-paragraph (ii) above, the Sub-Adviser shall seek to obtain for the Fund the most favorable price and execution available. The Sub-Adviser may, to the extent authorized by law, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Manager or their affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Sub-Adviser; provided, however, that nothing herein contained shall be construed to protect the Sub-Adviser against any liability to the Fund or the Manager by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

(c)      Role of the Sub-Adviser.

         (i) The Sub-Adviser, and any person controlling, controlled by or under common control with the Sub-Adviser, shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Fund are not impaired.

         (ii) Except as otherwise required by the Investment Company Act of 1940, as amended, any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with, the Sub-Adviser, and the Sub-Adviser, and any person controlling, controlled by or under common control with the Sub-Adviser, may have an interest in the Fund.

         (iii) Except as otherwise agreed, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Sub-Adviser shall not be subject to liability to the Fund or the Manager for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(d)      Compensation of the Sub-Adviser.

         (i) As full compensation for the services rendered, facilities furnished and expenses paid by the Sub-Adviser under this Agreement, the Manager agrees to pay to the Sub-Adviser a fee at the annual rate of .15% of the Fund's average monthly net assets. Such fee shall be accrued and paid at such intervals, not less frequently than monthly, as soon as practicable after the end of each month or shorter period. For purposes of calculating such fee, the Fund's average monthly net assets shall be determined in the manner provided in the Fund's prospectus and statement of additional information.

         (ii) If the Sub-Adviser shall serve for less than the whole of any period, the foregoing compensation shall be prorated.


(e)      Term and Termination.

         (i) This Agreement shall become effective on the date hereof, shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved at least annually by the Manager and (i) by either the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund and in either event and (ii) by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         (ii) This Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund or by the Manager, or the Sub-Adviser on not more than sixty (60) days, nor less than thirty (30) days, written notice to the other party, or upon such shorter notice as may be mutually agreed upon.

         (iii) This Agreement shall automatically terminate in the event of its assignment.

(f) Miscellaneous. For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the
Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Manager or the Fund by the Securities and Exchange Commission, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(g)      Limitation of Liability of the Trustees and Shareholders.

         A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                            F. L. PUTNAM INVESTMENT MANAGEMENT
                                            COMPANY


                             By: [Signature Omitted]



PANAGORA ASSET MANAGEMENT, INC.



By: [Signature Omitted]




Accepted and approved as of the date first above-written:


THE PRINCIPLED EQUITY MARKET FUND


By: [Signature Omitted]

                        THE PRINCIPLED EQUITY MARKET FUND

                  THIS SOLICITATION IS BEING MADE ON BEHALF OF
                             THE BOARD OF TRUSTEES.


The undersigned, by completing this form, does hereby appoint David W.C. Putnam, David C. Mahaffey, Sister Mary Laboure Morin, and Joel M. Ziff attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced herein (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern time on May 25, 1999 at the offices of the Fund, Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 and at any adjournments thereof (the "Meeting").

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal listed below.


1.    To approve or disapprove a new investment sub-   FOR    AGAINST    ABSTAIN
      advisory agreement to be entered into with
      PanAgora Asset Management, Inc. with respect    [   ]    [   ]      [   ]
      to the Fund.




The undersigned, by completing this form, does hereby request that the proxies be authorized to exercise their discretion in voting upon such other business as may properly come before the meeting.


TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE TO:


         THE PRINCIPLED EQUITY MARKET FUND


         c/o Cardinal Investment Services, Inc.
         579 Pleasant Street, Suite 4
         Paxton, Massachusetts 01612


IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

NOTE: The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

Dated_______________ , 1999                     ______________________________
                                                Signature(s)

                                                -----------------------------
                                                     Title(s), if applicable